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                                                                    EXHIBIT 23.2


The Board of Directors
The Home Depot, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                            /s/ KPMG LLP


Atlanta, Georgia
June 23, 1999